UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 28, 2007
Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 333-136826

Turquoise Card Backed Securities plc

(Exact name of issuing entity as specified in its charter)

England and Wales
(State or other jurisdiction of incorporation or organization of the issuing entity)

c/o Wilmington Trust SP Services
(London) Limited
Tower 42 (Level 11),
25 Old Broad Street
London EC2N 1HQ
+44 207-614-1111
(Address and telephone number of principal executive offices of the issuing entity)

Commission File Number of depositor: 333-136826-02

Turquoise Funding 1 Limited

(Exact name of depositor as specified in its charter)

HSBC BANK PLC

(Exact name of sponsor as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 28, 2007, Turquoise Card Backed Securities plc, HSBC Bank plc, Law Debenture Trust Company of New York, Turquoise Funding 1 Limited, Turquoise Funding 2 Limited, and HSBC Bank USA, National Association supplemented the Turquoise Funding Note Trust Deed, dated as of May 23, 2006, with the Series 2007-1 Turquoise Funding Note Trust Deed Supplement, dated as of June 28, 2007. The supplement is attached hereto as Exhibit 4.1.

On June 28, 2007, Clifford Chance LLP issued an opinion with respect to the legality of the Series 2007-1 Notes issued by Turquoise Card Backed Securities plc. The opinion is attached hereto as Exhibit 5.1.

On June 28, 2007, Clifford Chance US LLP issued a tax opinion with respect to the 2007-1 Notes issued by Turquoise Card Backed Securities plc. The tax opinion is attached hereto as Exhibit 8.1.

On June 28, 2007, Turquoise Funding 1 Limited, Turquoise Receivables Trustee Limited, Law Debenture Trust Company of New York, Bedell Trust Company Limited, and HSBC Bank plc supplemented the Security Trust Deed, dated as of May 23, 2006, with a Series 2007-1 Loan Note Supplement, dated as of June 28, 2007. The supplement is attached hereto as Exhibit 10.1.

On June 28, 2007, Turquoise Receivables Trustee Limited, HSBC Bank plc, Turquoise Funding 1 Limited, and Turquoise Funding 2 Limited supplemented the Receivables Trust Deed and Servicing Agreement, dated as of May 23, 2006, with a Series 2007-1 Supplement, dated as of June 28, 2007. The supplement is attached hereto as Exhibit 10.2.

On June 28, 2007, Turquoise Receivables Trustee Limited and HSBC Bank plc entered into a Trust Section 75 Deed of Indemnity in respect of 2007-1 Series of Notes issued by Turquoise Card Backed Securities plc. The Deed of Indemnity is attached hereto as Exhibit 10.3.

On June 28, 2007, Turquoise Card Backed Securities plc and HSBC USA Inc. entered into a series of currency exchange swap transactions pursuant to a 1992 ISDA Master Agreement and Schedule thereto and confirmations thereunder in respect of payments to be made under the Series 2007-1 Notes issued by Turquoise Card Backed Securities plc. The Schedule, a form of the Credit Support Annex to the Schedule and form of the confirmation are attached hereto as Exhibits 10.4 to 10.6.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Note Trust Deed Supplement Supplemental to the Note Trust Deed Dated May 23, 2006
5.1	Opinion of Clifford Chance LLP
8.1	Tax Opinion of Clifford Chance US LLP
10.1	Series 2007-1 Loan Note Supplement Supplemental to the Security Trust Deed Dated May 23, 2006
10.2	Series 2007-1 Supplement to Receivables Trust Deed and Servicing Agreement
10.3	Trust Section 75 Indemnity
10.4	ISDA Schedule
10.5	Form of the Credit Support Annex
10.6	Form of Currency Rate Confirmation
23.1	Consent of Clifford Chance LLP (included in opinion filed as Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2007

TURQUOISE FUNDING 1 LIMITED,
acting solely in its capacity as depositor of Turquoise Card Backed Securities plc
By: /s/ S.M. Hollywood
Name: S.M. Hollywood
Title: Director

EXHIBIT INDEX

Exhibit No.	Description
4.1	Note Trust Deed Supplement Supplemental to the Note Trust Deed Dated May 23, 2006
5.1	Opinion of Clifford Chance LLP
8.1	Tax Opinion of Clifford Chance US LLP
10.1	Series 2007-1 Loan Note Supplement Supplemental to the Security Trust Deed Dated May 23, 2006
10.2	Series 2007-1 Supplement to Receivables Trust Deed and Servicing Agreement
10.3	Trust Section 75 Indemnity
10.4	ISDA Schedule
10.5	Form of the Credit Support Annex
10.6	Form of Currency Rate Confirmation
23.1	Consent of Clifford Chance LLP (included in opinion filed as Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in opinion filed as Exhibit 8.1)